MERRILL LYNCH
GROWTH FUND



FUND LOGO


Annual Report

October 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER


For the quarter ended October 31, 1999, Merrill Lynch Growth Fund's Class A, Class B, Class C and Class D Shares had total returns of +7.61%, +7.39%, +7.34% and +7.55%, respectively. These returns compare to a 2.90% appreciation for the unmanaged Standard & Poor's (S&P) 500 Index and a 6.55% gain by the unmanaged S&P/Barra Growth Index. Thus the October quarter witnessed a continuation of the satisfactory performance that the Fund has achieved since we began to restructure the Fund's portfolio in mid-February 1999. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)


Fiscal Year in Review
For the 12 months ended October 31, 1999, Merrill Lynch Growth Fund's Class A, Class B, Class C and Class D Shares had total returns of +3.09%, +2.06%, +2.04% and +2.82%, respectively.
Enhancing the Fund's performance for the year was our overweighting in biotechnology stocks, which have all performed well. (We trimmed these positions somewhat becuase of their extraordinary appreciation.) In addition, our holdings in Texas Instruments Inc., Maxim Integrated Products, Inc., EMC Corp. and Clear Channel Communications, Inc. positively impacted the Fund. On the negative side, some of our investments underperformed significantly, most recently Tyco International Ltd. and Global TeleSystems Group, Inc. However, all in all the positives outweighed the negatives.


Investment Approach
We would like to better familiarize investors with our investment approach and how we are comparing the Fund's performance. We invest in companies (primarily US companies) that we consider growth stocks. In our view, a growth stock is one that is growing some measure of economic value creation at a rate that is appreciably faster than the average company. The economic value creation growth might be income, but it could also be revenues, number of subscribers or number of licenses signed. Of course, we do not invest in every growth company. On the other hand, we will not invest in a company that does not fit our definition of a growth company even if we find a company that we believe is clearly worth more than it is selling for. We recognize that there is a potential downside to this approach should some other type of stocks outperform growth stocks.

The good news is that there are enough different types of companies that are growing fast enough to meet our definition of growth. With a relatively wide variety of companies in different industries to choose from, we expect that some of our holdings will perform relatively better should there be times when growth stocks experience meaningful setbacks. We also hope that we will be successful in buying shares of companies that are not only growing now but continue to grow at a superior rate in the future. If we do so, we hope to provide good investment returns even if our timing (the price at which we buy) is not optimal. However, if "asset plays," or stocks selling at low price/earnings ratios or high-yield stocks, are the only ones performing well, then the Fund will certainly not do well.


Merrill Lynch Growth Fund
October 31, 1999


The Fund will be modestly concentrated, but we strive to maintain a broad exposure to industries and companies that we believe are fast-growing. However, there will be some exciting growth areas that we may choose to avoid because we believe they are simply too expensive and all the positive developments are already reflected in share prices.

We should note that the pace at which many stocks are currently appreciating raises concerns that the market overall has taken on a speculative tone. Many companies that now have market capitalizations ranging from $5 billion to $20 billion only have a few years' worth of operating experience, with no income and an inconsequential level of current revenue. To be fair, many of these companies are often technological business innovators in areas that appear poised to experience extraordinary sustained growth. Examples of this phenomenon are particularly notable in telecommunications, especially optical networks, software and Internet-related enterprises.

Some companies that are very well-run, large, well-entrenched and fast-growing have appreciated so much that the investment community must have concluded that their future growth will be much higher than what it was assumed to have been as little as a few months ago. Shares of companies such as Cisco Systems, Inc., Sun Microsystems, Inc., Nortel Networks Corporation, QUALCOMM Inc. and JDS Uniphase Corporation have all appreciated sharply thus far in 1999. These are all now large companies, with profitable, rapidly growing businesses. More surprising are the new companies whose market capitalizations have become large very quickly, such as Sycamore Networks, Inc., Juniper Networks, Inc. and Red Hat Inc. These companies all went public this year with very short operating histories, and most of their shares that are outstanding are still not issued.

It may well be that these companies will do as well as their current share prices suggest. However, these expectations may be higher than those of the most knowledgeable insiders. For example, in the case of Sycamore, the founders, investment bankers and venture capitalists involved in the initial public offering had expected (as late as October 1999) it to be priced $18--$20 per share. This would have raised a total of $134.6 million--$149.5 million, with the company's overall market capitalization reaching $1.34 billion-- $1.54 billion. We would expect that those closest to this public offering were as surprised as anyone to find that at its conclusion the company's market capitalization was $17 billion. We recognize that Sycamore does appear to have a great management team, a great product and a great future. However, it is unusual to find that knowledgeable inside investors (including company management) and the investing public at large would have such different assessments of the company's value--and that outsiders would value it much more highly than insiders.

Nevertheless, just because some companies have had spectacular stock price appreciation does not mean that the overall stock market or growth stocks in general are overvalued and will decline in price. In fact, it is possible that growth stocks as a group will not decline at all. In our view, most of these companies are growing rapidly and have very high profitability along with prospects for continued robust growth.


Merrill Lynch Growth Fund
October 31, 1999


In Conclusion
Despite the unusual developments in today's stock market and the high valuations of growth stocks, we remain optimistic about the long-term appreciation potential for the Fund's investment universe. Today, the pace of important scientific advancements is faster than ever before, and we expect this trend to continue. Although these positive future developments are already reflected in current share prices, we continue to believe that there are many attractive investment opportunities in such industries as semiconductor, telecommunications, computer software and biotechnology. In the year ahead, we hope to build on the improved performance experienced throughout most of the recently concluded fiscal year.

We thank you for your investment in Merrill Lynch Growth Fund, and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



December 14, 1999


To reduce shareholder expenses, Merrill Lynch Growth Fund will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.





Merrill Lynch Growth Fund
October 31, 1999


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        + 5.51%        - 0.03%
Five Years Ended 9/30/99                  + 9.73         + 8.55
Ten Years Ended 9/30/99                   +11.79         +11.19

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/99                        + 4.46%        + 0.46%
Five Years Ended 9/30/99                  + 8.62         + 8.62
Ten Years Ended 9/30/99                   +10.65         +10.65

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/99                        + 4.40%        + 3.40%
Inception (10/21/94)
through 9/30/99                           + 8.68         + 8.68

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        + 5.23%        - 0.30%
Inception (10/21/94)
through 9/30/99                           + 9.54         + 8.35

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch Growth Fund
October 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Fund's Class A Shares & Class B Shares and the S&P 500
Total Return Index. Beginning and ending values are:

                                10/89        10/99

ML Growth Fund++--
Class A Shares                $ 9,475       $30,362

ML Growth Fund++--
Class B Shares*               $10,000       $28,923

S&P 500 Total Return
Index++++                     $10,000       $51,525


Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Fund's Class C Shares & Class D Shares and the S&P 500
Total Return Index. Beginning and ending values are:

                              10/21/94**     10/99

ML Growth Fund++--
Class C Shares                $10,000       $15,872

ML Growth Fund++--
Class D Shares*               $ 9,475       $15,643

S&P 500 Total Return
Index++++                     $10,000       $32,307


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Growth Fund invests in a non-diversified portfolio of equity securities that Fund management believes has the potential to achieve above average growth rates and earnings, revenues, cash flow or enterprise value.
++++This unmanaged broad-based Index is comprised of common stocks.
    Past performance is not predictive of future performance.




Merrill Lynch Growth Fund
October 31, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                    Ten Years/
                                                   3 Month         12 Month      Since Inception
As of October 31, 1999                           Total Return    Total Return      Total Return
ML Growth Fund Class A Shares*                       +7.61%         + 3.09%           +220.44%
ML Growth Fund Class B Shares*                       +7.39          + 2.06            +189.22
ML Growth Fund Class C Shares*                       +7.34          + 2.04            + 58.72
ML Growth Fund Class D Shares*                       +7.55          + 2.82            + 65.12
Standard & Poor's 500 Index**                        +2.90          +25.67        +415.25/+223.08

 *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.



Merrill Lynch Growth Fund
October 31, 1999


SCHEDULE OF INVESTMENTS
                            Shares                                                               Value       Percent of
Industries                   Held              Long-Term Investments                           (Note 1a)     Net Assets
Banking & Financial         445,600      Federal Home Loan Mortgage Association              $   24,090,250       0.8%
Services                  3,407,670      Lloyds TSB Group PLC                                    47,073,771       1.7
                          2,385,000      Safra Republic Holdings, SA                            149,062,500       5.2
                                                                                             --------------     ------
                                                                                                220,226,521       7.7

Broadcasting &              700,000    ++Clear Channel Communications, Inc.                      56,262,500       2.0
Publishing

Capital Goods--             800,000    ++Maxim Integrated Products, Inc.                         63,100,000       2.2
Technology

Communications              957,654    ++Cisco Systems, Inc.                                     70,866,396       2.5
Equipment                 1,570,400      Lucent Technologies Inc.                               100,898,200       3.5
                            338,292      Nokia Oyj                                               38,672,116       1.3
                                                                                             --------------     ------
                                                                                                210,436,712       7.3

Computer Services           300,000    ++America Online, Inc.                                    38,906,250       1.3

Computer Software         1,590,000    ++Intuit, Inc.                                            46,308,750       1.6
                          1,400,000    ++Microsoft Corp.                                        129,587,500       4.5
                                                                                             --------------     ------
                                                                                                175,896,250       6.1

Computers                   754,878    ++Dell Computer Corp.                                     30,242,300       1.1
                          1,021,400    ++EMC Corp.                                               74,562,200       2.6
                            387,200      International Business Machines Corp.                   38,090,800       1.3
                                                                                             --------------     ------
                                                                                                142,895,300       5.0

Diversified               1,115,700      General Electric Co.                                   151,247,081       5.3
Manufacturing             1,981,600      Tyco International Ltd.                                 79,140,150       2.7
                                                                                             --------------     ------
                                                                                                230,387,231       8.0

Gas Pipeline &            3,848,434    ++TransMontaigne Inc. (b)                                 44,738,045       1.6
Transmission

Household Products          359,200      The Procter & Gamble Co.                                37,671,100       1.3
Insurance                   462,000      American International Group, Inc.                      47,557,125       1.7
                            151,112      Axa                                                     21,289,484       0.7
                                                                                             --------------     ------
                                                                                                 68,846,609       2.4

Life Sciences               547,000    ++Affymetrix, Inc.                                        48,136,000       1.7
                          1,825,000    ++Chiron Corp.                                            52,012,500       1.8
                            434,500      CytoTherapeutics, Inc. (Warrants)(a)                             4       0.0
                            343,000    ++Human Genome Sciences, Inc.                             29,969,625       1.0
                            836,000    ++Millennium Pharmaceuticals, Inc.                        58,676,750       2.0
                          1,762,700      Monsanto Co.                                            67,863,950       2.4
                                                                                             --------------     ------
                                                                                                256,658,829       8.9



Merrill Lynch Growth Fund
October 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                            Shares                                                               Value       Percent of
Industries                   Held              Long-Term Investments                           (Note 1a)     Net Assets
Machinery &                 204,475      Mannesmann AG                                       $   32,115,805       1.1%
Equipment

Medical Technology        2,153,000    ++Guidant Corp.                                          106,304,375       3.7
                          1,179,600      Medtronic, Inc.                                         40,843,650       1.4
                                                                                             --------------     ------
                                                                                                147,148,025       5.1

Natural Gas               1,568,000      Enron Corp.                                             62,622,000       2.2

Pharmaceuticals             582,400      Bristol-Myers Squibb Co.                                44,735,600       1.5
                            485,800      Johnson & Johnson                                       50,887,550       1.8
                            700,000      Merck & Co., Inc.                                       55,693,750       1.9
                          1,134,600      Pfizer Inc.                                             44,816,700       1.6
                            200,200      Schering-Plough Corp.                                    9,909,900       0.3
                          2,372,909      SmithKline Beecham PLC                                  30,539,681       1.1
                          1,281,800      Warner-Lambert Co.                                     102,303,662       3.6
                                                                                             --------------     ------
                                                                                                338,886,843      11.8

Retail                      736,500      Lowe's Companies, Inc.                                  40,507,500       1.4
                          1,613,400      Wal-Mart Stores, Inc.                                   91,459,613       3.2
                                                                                             --------------     ------
                                                                                                131,967,113       4.6

Semiconductors              831,080      Intel Corp.                                             64,304,815       2.2
                            225,500      Motorola, Inc.                                          21,972,156       0.8
                                                                                             --------------     ------
                            979,000      Texas Instruments Inc.                                  87,865,250       3.1

                                                                                                174,142,221       6.1
Telecommunications        1,744,800    ++Global TeleSystems Group, Inc.                          41,766,150       1.5
                          1,257,436    ++MCI WorldCom Inc.                                      107,825,137       3.7
                            840,000    ++RCN Corp.                                               40,162,500       1.4
                          1,562,873      SBC Communications Inc.                                 79,608,833       2.8
                          2,142,000    ++Telefonica SA                                           35,196,025       1.2
                                                                                             --------------     ------
                                                                                                304,558,645      10.6

                                         Total Long-Term Investments
                                         (Cost--$2,220,343,782)                               2,737,465,999      95.3

                           Face
                          Amount                    Short-Term Investments

Repurchase             $114,110,000      General Motors Acceptance Corp., purchased
Agreements*                              on 10/29/1999 to yield 5.38% to 11/01/1999             114,075,894       4.0

                                         Total Short-Term Investments (Cost--$114,075,894)      114,075,894       4.0

                                         Total Investments (Cost--$2,334,419,676)             2,851,541,893      99.3



Merrill Lynch Growth Fund
October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)
Options                  Nominal Value                                                            Value        Percent of
Written                Covered by Options                   Issue                               (Note 1a)      Net Assets
Call Options                300,000      EMC Corp., expiring January 2000 at $72.60          $   (2,301,000)     (0.1)%
Written                     312,900      Monsanto Company, expiring December 1999 at $50            (71,967)      0.0
                            521,600      Monsanto Company, expiring December 1999 at $51.1242      (114,752)      0.0
                             46,850      Monsanto Company, expiring December 1999 at $52.40          (8,433)      0.0

                                         Total Options Written (Premiums Received--$3,471,380)   (2,496,152)     (0.1)

Total Investments, Net of Options Written (Cost--$2,330,948,296)                              2,849,045,741      99.2

Other Assets Less Liabilities                                                                    23,736,071       0.8
                                                                                             --------------     ------
Net Assets                                                                                   $2,872,781,812     100.0%
                                                                                             ==============     ======


  *Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
 ++Non-income producing security.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Investment in an affiliated company (Note 5).

   See Notes to Financial Statements.




Merrill Lynch Growth Fund
October 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1999
Assets:             Investments, at value (identified cost--$2,334,419,676) (Note 1a)                     $2,851,541,893
                    Receivables:
                      Securities sold                                                  $   89,533,683
                      Beneficial interest sold                                              1,779,928
                      Dividends                                                               912,056         92,225,667
                                                                                       --------------
                    Prepaid registration fees and other assets (Note 1f)                                         114,885
                                                                                                          --------------
                    Total assets                                                                           2,943,882,445
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$3,471,380)
                    (Notes 1a &1c)                                                                             2,496,152
                    Payables:
                      Securities purchased                                                 40,026,800
                      Beneficial interest redeemed                                         23,326,332
                      Investment adviser (Note 2)                                           1,683,232
                      Distributor (Note 2)                                                  1,203,582         66,239,946
                                                                                       --------------
                    Accrued expenses and other liabilities                                                     2,364,535
                                                                                                          --------------
                    Total liabilities                                                                         71,100,633
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,872,781,812
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    3,340,129
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      5,882,752
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        507,245
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      3,225,071
                    Paid-in capital in excess of par                                                       2,629,097,057
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net                                                      (287,367,807)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        518,097,365
                                                                                                          --------------
                    Net assets                                                                            $2,872,781,812
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $774,286,979 and 33,401,285 shares
                             of beneficial interest outstanding                                           $        23.18
                                                                                                          ==============
                    Class B--Based on net assets of $1,247,546,516 and 58,827,524 shares
                             of beneficial interest outstanding                                           $        21.21
                                                                                                          ==============
                    Class C--Based on net assets of $106,796,833 and 5,072,450 shares
                             of beneficial interest outstanding                                           $        21.05
                                                                                                          ==============
                    Class D--Based on net assets of $744,151,484 and 32,250,706 shares
                             of beneficial interest outstanding                                           $        23.07
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended October 31, 1999
Investment          Dividends (net of $300,285 foreign withholding tax)                                   $   18,207,266
Income              Interest and discount earned                                                              15,198,087
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              33,405,353
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                  $   22,175,519
                    Account maintenance and distribution fees--Class B (Note 2)            16,198,647
                    Transfer agent fees--Class B (Note 2)                                   5,433,474
                    Transfer agent fees--Class A (Note 2)                                   2,604,487
                    Transfer agent fees--Class D (Note 2)                                   2,440,529
                    Account maintenance fees--Class D (Note 2)                              1,998,861
                    Account maintenance and distribution fees--Class C (Note 2)             1,404,087
                    Transfer agent fees--Class C (Note 2)                                     505,238
                    Printing and shareholder reports                                          389,019
                    Accounting services (Note 2)                                              342,943
                    Custodian fees                                                            222,933
                    Professional fees                                                         142,172
                    Registration fees (Note 1f)                                                96,525
                    Trustees' fees and expenses                                                45,626
                    Pricing fees                                                               14,468
                    Other                                                                      68,909
                                                                                       --------------
                    Total expenses before reimbursement                                    54,083,437
                    Reimbursement of expenses (Note 2)                                     (1,082,522)
                                                                                       --------------
                    Total expenses after reimbursement                                                        53,000,915
                                                                                                          --------------
                    Investment loss--net                                                                     (19,595,562)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                   (223,758,296)
(Loss) on             Foreign currency transactions--net                                      141,737       (223,616,559)
Investments &                                                                          --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                    139,817,024
(Notes 1b, 1c,        Foreign currency transactions--net                                          (89)       139,816,935
1e & 3):                                                                               --------------     --------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                    (83,799,624)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (103,395,186)
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
October 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                          1999               1998
Operations:         Investment income (loss)--net                                      $  (19,595,562)    $   75,548,146
                    Realized loss on investments and foreign
                    currency transactions--net                                           (223,616,559)       (63,976,192)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                139,816,935     (2,191,116,024)
                                                                                       --------------     --------------

                    Net decrease in net assets resulting from operations                 (103,395,186)    (2,179,544,070)
                                                                                       --------------     --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                      --        (26,531,245)
Shareholders          Class B                                                                      --        (29,259,026)
(Note 1g):            Class C                                                                      --         (2,908,954)
                      Class D                                                                      --        (21,460,174)
                    In excess of investment income--net:
                      Class A                                                              (9,908,351)                 --
                      Class B                                                             (10,381,062)                 --
                      Class C                                                                (879,414)                 --
                      Class D                                                              (8,144,104)                 --
                    Realized gain on investments--net:
                      Class A                                                                      --        (92,635,994)
                      Class B                                                                      --       (264,389,838)
                      Class C                                                                      --        (24,792,797)
                      Class D                                                                      --        (88,098,272)
                    In excess of realized capital gain on investments--net:
                      Class A                                                                      --        (12,611,827)
                      Class B                                                                      --        (35,995,066)
                      Class C                                                                      --         (3,375,388)
                      Class D                                                                      --        (11,994,043)
                                                                                       --------------     --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                     (29,312,931)      (614,052,624)
                                                                                       --------------     --------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                              (1,972,727,295)      (755,047,073)
Transactions                                                                           --------------     --------------
(Note 4):

Net Assets:         Total decrease in net assets                                       (2,105,435,412)    (3,548,643,767)
                    Beginning of year                                                   4,978,217,224      8,526,860,991
                                                                                       --------------     --------------
                    End of year*                                                       $2,872,781,812     $4,978,217,224
                                                                                       ==============     ==============

                   *Undistributed investment income--net (Note 1h)                                 --     $   17,387,631
                                                                                       ==============     ==============

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
October 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                              Class A++
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   1999          1998          1997         1996         1995
Per Share           Net asset value, beginning
Operating           of year                           $    22.71   $    33.13    $    26.87    $    23.13     $    19.19
Performance:                                          ----------   ----------    ----------    ----------     ----------
                    Investment income (loss)--net           (.01)         .46           .53           .31            .23
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net               .69        (8.47)         7.98          5.63           4.01
                                                      ----------   ----------    ----------    ----------     ----------
                    Total from investment operations         .68        (8.01)         8.51          5.94           4.24
                                                      ----------   ----------    ----------    ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                  --         (.48)         (.44)         (.35)            --
                      In excess of investment
                      income--net                           (.21)          --            --            --             --
                      Realized gain on investments--net       --        (1.70)        (1.81)        (1.85)          (.30)
                      In excess of realized gain on
                      investments--net                        --         (.23)           --            --             --
                                                      ----------   ----------    ----------    ----------     ----------
                    Total dividends and distributions       (.21)       (2.41)        (2.25)        (2.20)          (.30)
                                                      ----------   ----------    ----------    ----------     ----------
                    Net asset value, end of year      $    23.18   $    22.71    $    33.13    $    26.87     $    23.13
                                                      ==========   ==========    ==========    ==========     ==========

Total Investment    Based on net asset value per share     3.09%      (25.83%)       34.03%        28.15%         22.60%
Return:*                                              ==========   ==========    ==========    ==========     ==========

Ratios to           Expenses, net of reimbursement          .96%         .81%          .77%          .80%           .82%
Average                                               ==========   ==========    ==========    ==========     ==========
Net Assets:         Expenses                                .99%         .85%          .81%          .84%           .84%
                                                      ==========   ==========    ==========    ==========     ==========
                    Investment income (loss)--net          (.03%)       1.72%         1.84%         1.28%          1.10%
                                                      ==========   ==========    ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                    $  774,287   $1,111,166    $1,769,296    $1,056,870     $  670,164
                                                      ==========   ==========    ==========    ==========     ==========
                    Portfolio turnover                   101.71%       24.41%        24.75%        30.01%         37.42%
                                                      ==========   ==========    ==========    ==========     ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
October 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                              Class B++
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   1999          1998          1997         1996         1995
Per Share           Net asset value, beginning
Operating           of year                           $    20.88   $    30.63    $    25.03    $    21.60     $    18.12
Performance:                                          ----------   ----------    ----------    ----------     ----------
                    Investment income (loss)--net           (.19)         .17           .22           .06            .01
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net               .61        (7.80)         7.39          5.26           3.77
                                                      ----------   ----------    ----------    ----------     ----------
                    Total from investment operations         .42        (7.63)         7.61          5.32           3.78
                                                      ----------   ----------    ----------    ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                  --         (.19)         (.20)         (.04)            --
                      In excess of investment
                      income--net                           (.09)          --            --            --             --
                      Realized gain on investments--net       --        (1.70)        (1.81)        (1.85)          (.30)
                      In excess of realized gain on
                      investments--net                        --         (.23)           --            --             --
                                                      ----------   ----------    ----------    ----------     ----------
                    Total dividends and distributions       (.09)       (2.12)        (2.01)        (1.89)          (.30)
                                                      ----------   ----------    ----------    ----------     ----------
                    Net asset value, end of year      $    21.21   $    20.88    $    30.63    $    25.03     $    21.60
                                                      ==========   ==========    ==========    ==========     ==========

Total Investment    Based on net asset value per share     2.06%      (26.57%)       32.62%        26.84%         21.37%
Return:*                                              ==========   ==========    ==========    ==========     ==========

Ratios to           Expenses, net of reimbursement         1.99%        1.83%         1.79%         1.82%          1.84%
Average                                               ==========   ==========    ==========    ==========     ==========
Net Assets:         Expenses                               2.02%        1.87%         1.83%         1.85%          1.87%
                                                      ==========   ==========    ==========    ==========     ==========
                    Investment income (loss)--net          (.98%)        .70%          .82%          .26%           .04%
                                                      ==========   ==========    ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                    $1,247,547   $2,544,979    $4,687,523    $2,916,507     $1,920,451
                                                      ==========   ==========    ==========    ==========     ==========
                    Portfolio turnover                   101.71%       24.41%        24.75%        30.01%         37.42%
                                                      ==========   ==========    ==========    ==========     ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
October 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                              Class C++
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   1999          1998          1997         1996         1995
Per Share           Net asset value, beginning
Operating           of year                           $    20.72   $    30.43    $    24.89    $    21.59     $    18.12
Performance:                                          ----------   ----------    ----------    ----------     ----------
                    Investment income(loss)--net            (.18)         .17           .22           .06            .03
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net               .59        (7.75)         7.34          5.23           3.74
                                                      ----------   ----------    ----------    ----------     ----------
                    Total from investment operations         .41        (7.58)         7.56          5.29           3.77
                                                      ----------   ----------    ----------    ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                  --         (.20)         (.21)         (.14)            --
                      In excess of investment
                      income--net                           (.08)          --            --            --             --
                      Realized gain on investments--net       --        (1.70)        (1.81)        (1.85)          (.30)
                      In excess of realized gain on
                      investments--net                        --         (.23)           --            --             --
                                                      ----------   ----------    ----------    ----------     ----------
                    Total dividends and distributions       (.08)       (2.13)        (2.02)        (1.99)          (.30)
                                                      ----------   ----------    ----------    ----------     ----------
                    Net asset value, end of year      $    21.05   $    20.72    $    30.43    $    24.89     $    21.59
                                                      ==========   ==========    ==========    ==========     ==========

Total Investment    Based on net asset value
Return:*            per share                              2.04%      (26.60%)       32.63%        26.84%         21.32%
                                                      ==========   ==========    ==========    ==========     ==========

Ratios to Average   Expenses, net of reimbursement         2.02%        1.84%         1.80%         1.84%          1.86%
Net Assets:                                           ==========   ==========    ==========    ==========     ==========
                    Expenses                               2.05%        1.88%         1.84%         1.87%          1.89%
                                                      ==========   ==========    ==========    ==========     ==========
                    Investment income (loss)--net          (.96%)        .68%          .81%          .25%           .14%
                                                      ==========   ==========    ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                    $  106,797   $  239,445    $  427,377    $  187,221     $   85,486
                                                      ==========   ==========    ==========    ==========     ==========
                    Portfolio turnover                   101.71%       24.41%        24.75%        30.01%         37.42%
                                                      ==========   ==========    ==========    ==========     ==========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
October 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived
from information provided in the financial statements.                              Class D++
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   1999          1998          1997         1996         1995
Per Share           Net asset value, beginning
Operating           of year                           $    22.63   $    33.01    $    26.79    $    23.06     $    19.18
Performance:                                          ----------   ----------    ----------    ----------     ----------
                    Investment income(loss)--net            (.06)         .39           .46           .24            .22
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net               .68        (8.43)         7.95          5.63           3.96
                                                      ----------   ----------    ----------    ----------     ----------
                    Total from investment operations         .62        (8.04)         8.41          5.87           4.18
                                                      ----------   ----------    ----------    ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                  --         (.41)         (.38)         (.29)            --
                      In excess of investment
                      income--net                           (.18)          --            --            --             --
                      Realized gain on investments--net       --        (1.70)        (1.81)        (1.85)          (.30)
                      In excess of realized gain on
                      investments--net                        --         (.23)           --            --             --
                                                      ----------   ----------    ----------    ----------     ----------
                    Total dividends and distributions       (.18)       (2.34)        (2.19)        (2.14)          (.30)
                                                      ----------   ----------    ----------    ----------     ----------
                    Net asset value, end of year      $    23.07   $    22.63    $    33.01    $    26.79     $    23.06
                                                      ==========   ==========    ==========    ==========     ==========

Total Investment    Based on net asset value per share     2.82%      (26.00%)       33.67%        27.83%         22.29%
Return:*                                              ==========   ==========    ==========    ==========     ==========

Ratios to Average   Expenses, net of reimbursement         1.21%        1.06%         1.02%         1.05%          1.08%
Net Assets:                                           ==========   ==========    ==========    ==========     ==========
                    Expenses                               1.24%        1.10%         1.06%         1.08%          1.10%
                                                      ==========   ==========    ==========    ==========     ==========
                    Investment income (loss)--net          (.26%)       1.47%         1.59%         1.03%          1.00%
                                                      ==========   ==========    ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                    $  744,151   $1,082,627    $1,642,665    $  932,811     $  614,357
                                                      ==========   ==========    ==========    ==========     ==========
                    Portfolio turnover                   101.71%       24.41%        24.75%        30.01%         37.42%
                                                      ==========   ==========    ==========    ==========     ==========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
October 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on net operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premium paid or received).


Merrill Lynch Growth Fund
October 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk of existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction if effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income--net are due primarily to differing tax treatments for post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences have been reclassified as follows: $225,057 between undistributed net investment income and accumulated net realized capital losses; $19 between paid-in capital in excess of par and accumulated net realized capital losses; and $31,745,919 between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of
 .65%. As a result of a voluntary waiver of expenses beginning on December 16, 1994, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .65% of the average daily net assets on the first $1 billion;
 .625% of the average net assets on the next $500 million; and .60% of the average net assets over $1.5 billion but not exceeding $10 billion and .575% of average net assets in excess of $10 billion. For the year ended October 31, 1999, MLAM earned fees of $22,175,519, of which $1,082,522 was voluntarily waived.


Merrill Lynch Growth Fund
October 31, 1999


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                         Account       Distribution
                     Maintenance Fee       Fee

Class B                     .25%           .75%
Class C                     .25%           .75%
Class D                     .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1999, MLFD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                           MLFD     MLPF&S

Class A                  $ 1,885   $ 10,224
Class D                  $25,575   $150,072

For the year ended October 31, 1999, MLPF&S received contingent deferred sales charges of $5,430,219 and $110,221 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $70,742 and $8,476 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $1,178,615 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended October 31, 1999 were $3,163,009,866 and $4,455,266,713, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized gains (losses) as of October 31, 1999 were as follows:

                                  Realized        Unrealized
                                   Gains            Gains
                                  (Losses)         (Losses)

Long-term investments         $(223,756,107)   $ 517,122,217
Short-term investments               (2,189)              --
Options written                          --          975,228
Foreign currency
transactions                        141,737              (80)
                              -------------    -------------
Total                         $(223,616,559)   $ 518,097,365
                              =============    =============

Transactions in options written for the year ended October 31, 1999, were as follows:

                                  Nominal Value
                                    Covered by     Premiums
Call Options Written             Written Options   Received

Outstanding call options
written, beginning of
period                                   --               --
Options written                   1,181,350    $   3,471,380
                               ------------    -------------
Outstanding call options
written, end of period            1,181,350    $   3,471,380
                               ------------    -------------

As of October 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $517,723,658, of which $581,600,368 related to appreciated securities and $63,876,710 related to depreciated securities. At October 31, 1999, the aggregate cost of investments, net of premiums received for options written, for Federal income tax purposes was $2,331,322,083.


Merrill Lynch Growth Fund
October 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Shares of Beneficial Interest:

Net decrease in net assets derived from beneficial interest transactions was $1,972,727,295 and $755,047,073 for the years ended October 31, 1999 and October 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                       Dollar
Ended October 31, 1999            Shares          Amount

Shares sold                      11,565,531   $  240,814,815
Shares issued to share-
holders in reinvestment of
dividends                           459,562        9,577,280
                              -------------   --------------
Total issued                     12,025,093      250,392,095
Shares redeemed                 (27,558,400)    (572,349,890)
                              -------------   --------------
Net decrease                    (15,533,307)  $ (321,957,795)
                              =============   ==============


Class A Shares for the Year                         Dollar
Ended October 31, 1998              Shares          Amount

Shares sold                      22,278,893   $  605,535,677
Shares issued to share-
holders in reinvestment of
dividends and distributions       3,995,517      118,469,939
                              -------------   --------------
Total issued                     26,274,410      724,005,616
Shares redeemed                 (30,752,326)    (794,372,160)
                              -------------   --------------
Net decrease                     (4,477,916)  $  (70,366,544)
                              =============   ==============

Class B Shares for the Year                         Dollar
Ended October 31, 1999              Shares          Amount

Shares sold                      15,919,015   $  305,351,815
Shares issued to share-
holders in reinvestment of
dividends                           480,513        9,245,064
                              -------------   --------------
Total issued                     16,399,528      314,596,879
Automatic conversion of
shares                           (6,389,720)    (122,861,457)
Shares redeemed                 (73,087,724)  (1,396,489,700)
                              -------------   --------------
Net decrease                    (63,077,916) $(1,204,754,278)
                              =============  ===============


Class B Shares for the Year                         Dollar
Ended October 31, 1998              Shares          Amount

Shares sold                      39,588,205   $  996,388,789
Shares issued to share-
holders in reinvestment of
dividends and distributions      10,881,118      300,907,393
                              -------------   --------------
Total issued                    50,469,323     1,297,296,182
Automatic conversion of
shares                           (7,275,492)    (175,563,924)
Shares redeemed                 (74,319,312)  (1,755,281,872)
                              -------------   --------------
Net decrease                    (31,125,481)  $ (633,549,614)
                              =============   ==============


Class C Shares for the Year                         Dollar
Ended October 31, 1999              Shares          Amount

Shares sold                         844,502    $  16,133,830
Shares issued to shareholders
in reinvestment of dividends         39,676          757,812
                              -------------    -------------
Total issued                        884,178       16,891,642
Shares redeemed                  (7,365,382)    (139,843,279)
                              -------------   --------------
Net decrease                     (6,481,204)   $(122,951,637)
                              =============    =============


Class C Shares for the Year                         Dollar
Ended October 31, 1998              Shares          Amount

Shares sold                       5,773,646   $  148,910,650
Shares issued to shareholders
in reinvestment of dividends
and distributions                 1,035,142       28,415,638
                              -------------   --------------
Total issued                      6,808,788      177,326,288
Shares redeemed                  (9,297,825)    (220,244,333)
                              -------------   --------------
Net decrease                     (2,489,037)  $  (42,918,045)
                              =============   ==============


Class D Shares for the Year                         Dollar
Ended October 31, 1999              Shares          Amount

Shares sold                       5,370,336   $  111,940,566
Shares issued to shareholders
in reinvestment of dividends        348,930        7,254,254
Automatic conversion of
shares                            5,892,240      122,861,457
                              -------------   --------------
Total issued                     11,611,506      242,056,277
Shares redeemed                 (27,209,168)    (565,119,862)
                              -------------   --------------
Net decrease                    (15,597,662)  $ (323,063,585)
                              =============   ==============


Class D Shares for the Year                         Dollar
Ended October 31, 1998              Shares          Amount

Shares sold                      15,622,997   $  429,388,296
Shares issued to shareholders
in reinvestment of dividends
and distributions                 3,664,390      108,678,158
Automatic conversion of
shares                            6,721,770      175,563,924
                              -------------   --------------
Total issued                     26,009,157      713,630,378
Shares redeemed                 (27,919,811)    (721,843,248)
                              -------------   --------------
Net decrease                    (1,910,654)   $   (8,212,870)
                              =============   ==============


Merrill Lynch Growth Fund
October 31, 1999


5. Transactions with Affiliated Companies:
Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated
Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                           Decrease in     Decrease in   Dividend
Industry                         Affiliate                 Shares--Net      Cost--Net     Income
Gas Pipeline & Transmission      TransMontaigne Inc.        (7,000)       $  (38,500)       ++

++Non-income producing security.

6. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $286,994,000, of which $63,610,000 expires in 2006 and $223,384,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.




Merrill Lynch Growth Fund
October 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Growth Fund as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Growth Fund as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 16, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distribution paid by Merrill Lynch Growth Fund to shareholders of record on December 10, 1998, 29.85% qualifies for the dividends received deduction for corporations. Additionally, 41.93% of the ordinary income distribution represents a distribution in excess of accumulated earnings. Finally, there were no long-term capital gains distributions paid by the Fund during the fiscal year ended October 31, 1999.

Please retain this information for your records.



Merrill Lynch Growth Fund
October 31, 1999


PORTFOLIO INFORMATION (unaudited)


As of October 31, 1999
                                  Percent of
Ten Largest Equity Holdings       Net Assets

General Electric Co.                   5.3%
Safra Republic Holdings, SA            5.2
Microsoft Corp.                        4.5
MCI WorldCom Inc.                      3.7
Guidant Corp.                          3.7
Warner-Lambert Co.                     3.6
Lucent Technologies Inc.               3.5
Wal-Mart Stores, Inc.                  3.2
Texas Instruments Inc.                 3.1
SBC Communications Inc.                2.8

                                  Percent of
Geographic Allocation             Net Assets

United States                         88.2%
United Kingdom                         2.8
Finland                                1.3
Spain                                  1.2
Germany                                1.1
France                                 0.7



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Robert C. Doll, Senior Vice President
Stephen I. Silverman, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary


Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863